UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2008

Timberline Resources Corporation
(Exact Name of Registrant as Specified in Charter)

Idaho

(State or Other Jurisdiction of Incorporation)

000-51549 (Commission File Number)	82-0291227 (IRS Employer Identification No.)

101 East Lakeside Avenue

Coeur D’Alene, Idaho 83814

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (208) 664-4859

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

On February 21, 2008, the Registrant issued a press release announcing the consolidated financial results for its first quarter of 2008, which ended December 31, 2007.   The press release is attached hereto as  Exhibit 99.1.

Item 7.01.  Regulation FD

The Registrant issued a press release on February 21, 2008 announcing the consolidated financial results for its first quarter of 2008, which ended December 31, 2007. The press release is attached hereto as  Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(99.1)

Press Release dated February 21, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Timberline Resources Corporation
(Registrant)

Dated: February 26, 2008	By: /s/ Randal Hardy
Randal Hardy Chief Executive Officer